CNL Lifestyle Properties, Inc.
CNL Lifestyle Properties, Inc.
Owning
Owning
America’s
America’s
Lifestyle
Lifestyle
®
®
Second Quarter 2014 Update
Second Quarter 2014 Update
August 14, 2014
August 14, 2014
Exhibit 99.2

Forward Looking Statements
Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities
Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  CNL Lifestyle Properties, Inc. (herein also referred to as the “Company”)
intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E
of the Exchange Act, as applicable.
All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2013, and other documents filed from time to time with the Securities and Exchange Commission.
Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S.
or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests;
risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the
Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business;
the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brand. Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them.  Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations.  All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements.  Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Portfolio of 151 lifestyle-oriented
properties and five loans as of
August 8, 2014
Diversified by asset type,
geography and operator
Iconic assets and industry-
leading operators
Ski & Mountain Golf Attractions Senior Housing Marinas Additional
• 24 properties • 48 properties • 24 properties • 36 properties • 17 properties • 2 properties
CNL Lifestyle Properties, Inc.
Summary REIT Information
GAAP Total Assets $2.7 billion
Property Focus Demographically Driven / Lifestyle-Oriented
Geographic
Diversification
37 states and 2 Canadian provinces
Established Assets
Conservative Capital Structure
Leasing and Preferred Return Structures
Diversified Portfolio
Exit Strategy
The board of directors will consider a listing, merger,
sale or other liquidity opportunities on or before
December 31, 2015

Recent Highlights
Entered into a purchase and sale agreement to sell our 48-property golf portfolio in June 2014 for $320 million and we expect the transaction to be completed in
2014; Net proceeds after retiring existing golf debt will be used to retire other secured debt, make capital expenditures at other properties or acquire additional properties
Jefferies LLC, a leading global investment banking and advisory firm, is currently assisting in the evaluation of various strategic alternatives to provide liquidity to shareholders
Acquired three senior housing communities in Q2 2014 totaling $38 million and three additional senior housing communities in July totaling $67 million
Over $5 million of owner capital invested into various portfolio assets in Q2 2014
In June 2014, we completed the sale of our only multi-family residential property,
Mizner Court, and received approximately $73.5 million in proceeds, which were primarily used to retire debt
Expected to complete the acquisition of two additional senior housing communities in September totaling $34 million

CNL Lifestyle Properties, Inc.

156 ASSETS

(including 5 loans)

As of August 8, 2014

- ▲ Ski & Mountain Lifestyle
- ● Golf
- ● Attractions
- ✱ Marinas
- ✚ Senior Housing
- ■ Additional Lifestyle Properties
- ^ Debt Investments

Geographic Diversification 5

CNL Lifestyle Properties, Inc.

9%
6%
25%
19%
19%
22%

The portfolio is broadly diversified across asset classes to mitigate against seasonality and volatility
Sector Diversification
As of August 8, 2014
Ski & Mountain Lifestyle (24)
Golf (48)
Attractions (24)
Senior Housing (36)
Marinas (17)
Additional Lifestyle Properties (2)
By Initial Purchase Price

Sector Performance

151 properties as of August 8, 2014
Source: CNL Lifestyle Properties, Inc. June 30, 2014, Form 10-Q
Past performance is not indicative of future returns.
Ski & Mountain
24 properties
- Late season favorable
conditions.  Summer
operations (zip-lining,
mountain biking and scenic
lift rides) have been strong
and have driven revenue
and EBITDA up in Q2
versus prior year.
Golf
48 properties
- Golf rounds are down -
consistent with the 2.1%
industry decrease in
overall rounds played
YTD through June 2014
as reported by Golf
Datatech.  Our property
EBITDA is up slightly.
Attractions
24 properties
- Increase in revenue YTD
due to early season efforts
to drive activity and
visitation resulting in a
significant increase in
season pass sales over
prior year.
Senior Housing
36 properties
- Occupancy slightly off while
Revenue per Occupied Unit is
up over the last year. Average
occupancy for the entire
portfolio was 91.0% for the
quarter ended June 30, 2014,
exceeding the industry
average of 90.2%.  Certain
locations had increased labor
and R&M costs caused by
severe winter storms.
Marinas
17 properties
- Revenue and EBITDA were
down slightly in Q2
compared to the prior year.
Management proactively
transitioned the last four
leased marinas to managed
structures in April 2014
which have impacted
revenue and earnings during
transition.
Additional Lifestyle
2 properties
- Steady performance at
Dallas Market Center.
Multi-family property sold
in June.

Same-Store Property Performance

Three Months Ended June 30, 2014, Compared to Same Period 2013
Note: Includes results for comparable consolidated leased and managed properties owned for the entirety of 2014 and 2013.
Source: CNL Lifestyle Properties, Inc. June 30, 2014, Form 10-Q
The increase in both revenue and EBITDA are primarily due to the performance of the ski and mountain lifestyle and attractions sectors
Ski and mountain lifestyle properties experienced favorable late season conditions in certain locations, inclusive of both snowfall and temperatures allowing some of our properties to remain in operations through
April; In addition, summer operations (zip lining, scenic lift rides and mountain biking) were strong due to favorable weather conditions in June
The attractions sector experienced an increase in revenues due to early season efforts to drive activity and visitation, which resulted in a significant increase in season pass sales compared to the prior year
The marina and senior housing sectors were impacted due to the transition of the properties to multiple new managers and higher weather related repairs and maintenance expenses, however, we expect to see performance upside over the long term as a result of the changes
# of
Properties Revenue EBITDA
Ski and Mountain Lifestyle 17 12.7% 22.6%
Golf 48 -0.8% 1.0%
Attractions 21 8.4% 21.3%
Senior Housing 20 3.3% -3.4%
Marinas 17 -2.3% -0.8%
123 5.9% 35.3%

Same-Store Property Performance

Six Months Ended June 30, 2014, Compared to Same Period 2013
Note: Includes results for comparable consolidated leased and managed properties owned for the entirety of 2014 and 2013.
Source: CNL Lifestyle Properties, Inc. June 30, 2014, Form 10-Q
The decreases in both revenue and EBITDA are primarily due to the performance of the ski and mountain lifestyle and marina sectors - Ski resorts in the West (particularly California) experienced unusually warm, drought conditions causing poor operating results as compared to the 2012/2013 ski season
Marina sector was down due to record-breaking cold temperatures and ice storms which resulted in the temporary closure of our largest marina, reducing operating results - the marinas were also impacted by our proactive transition of the properties to multiple new managers, which was completed in April 2014
Attractions portfolio benefited from the warm, dry conditions in Southern California and tight expense controls at many properties throughout the offseason
TTM lease coverage was 1.46x through Q2 2014 primarily due to the addition of the senior housing assets improved performance for the leased attraction portfolio
# of
Properties Revenue EBITDA
Ski and Mountain Lifestyle 17 -3.5% -5.5%
Golf 48 -0.8% 0.4%
Attractions 21 8.3% 72.8%
Senior Housing 20 3.4% -4.1%
Marinas 17 -6.3% -16.9%
123 -0.6% -1.6%

CNL Lifestyle Properties, Inc.

$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$138.8
$168.1
$186.6
$184.3
2011
2012
2013
TTM June 2014

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$89.6
$97.7
$67.2
$74.2
2011
2012
2013
TTM June 2014

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$96.6
$114.3
$122.9
$129.1
2011
2012
2013
TTM June 2014

Full Year Financial Summary (in Millions)
FFO
Adjusted EBITDA

MFFO
Source: CNL Lifestyle Properties, Inc. 2013 Form 10-K and June 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles. See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Trailing 12 month 2014 FFO higher due to:
An increase in rental income from properties acquired after Q2 2013 and increases in same store rents and NOI
Reduced asset management fees due to the sale of 42 senior
housing properties held in three unconsolidated joint ventures and a reduction in fees charged by our Advisor, effective April 1, 2014, as well as a reduction in bad debt expense
Partially offset by an increase in interest expense and loan cost amortization from additional borrowings, a loan loss provision and a reduction in FFO contribution from the sale of 42 senior housing properties held in three unconsolidated joint ventures

Credit Metrics
Interest Coverage (1)
(1) Calculated as adjusted EBITDA divided by interest expense
(2) Net debt is total debt less cash
(3) Debt includes line of credit
Net Debt / Adjusted EBITDA (2)

Debt / GAAP Total Assets (3)
Source: CNL Lifestyle Properties, Inc. 2013 Form 10-K and June 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles. See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Year Coverage
2011 2.4x
2012 2.5x
2013 2.6x
TTM June 2014 2.4x
Year Coverage
2011 5.5x
2012 6.3x
2013 6.1x
Jun-14 6.2x
Consolidated Leverage Including Share
Year Coverage of Unconsolidated Entities
2011 32.0% 43.3%
2012 38.7% 45.3%
2013 44.6% 48.1%
June 2014 46.3% 49.4%

CLP Debt Maturity Schedule
(in thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2014
2015
2016
2017
2018
2019
2020
Bonds
LOC
Variable
Fixed/Swap
JV

Key Credit Information

Weighted average interest rate is 5.70% (5.98% without JV debt)
72% fixed rate debt, 3% hedged and 25% variable rate debt
Note: Chart as of June 30, 2014.  2014 maturities are expected to be refinanced or retired with proceeds from asset sales.

Contact Information 13 For more information about CNL Lifestyle Properties, please contact CNL Client Services at 866-650-0650.

Appendix 14 Appendix

Reconciliation of FFO and MFFO to Net Loss

Source: CNL Lifestyle Properties, Inc. June 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles.
Past performance is not indicative of future returns.
2014 2013 2014 2013
Net loss (8,505) $       (55,205) $     (28,858) $     (78,504) $
Adjustments:
Depreciation and amortization:
(1)
        Continuing operations 31,098          28,837          63,032          57,595
        Discontinued operations -                     7,796            4,925            15,221
Impairment of real estate assets:
(1)
        Continuing operations -                     42,451          -                     42,451
        Discontinued operations 1,150            -                      4,464            -
(Gain) loss on sale of real estate investment:
(1)
        Discontinued operations 73                  (2,080)           70                  (2,083)
Net effect of FFO adjustment from unconsolidated entities:
(2)
        Continuing operations 6,658            4,293            8,389            10,337
Total funds from operations 30,474          26,092          52,022          45,017
      Acquisition fees and expenses:
(3)
        Continuing operations 1,279            546                 2,003            913

Straight-line adjustments for leases and notes receivable:
(1)(4)
        Continuing operations (2,737)          (771)              (6,164)          (1,042)
        Discontinued operations -                     (321)              -                     (536)
      (Gain) loss from early extinguishment of debt:
(5)
        Continuing operations 600                -                      600                -
        Discontinued operations (266)              -                      (266)              -
       Amortization of above/below market intangible assets and liabilities
(1)
        Continuing operations 7                     (1)                    24                  (2)
        Discontinued operations -                     349                 359                683
       Loan loss provision:
(6)
        Continuing operations 2,520            -                      2,520            -
       Accretion of discounts/amortization of premiums:
        Continuing operations 3                     3                     6                     6
MFFO adjustments from unconsolidated entities:
(2)
    Straight-line adjustments for leases and notes receivable:
(4)
            Continuing operations 48                  (78)                 62                  (146)
    Amortization of above/below market intangible assets and liabilities:
                Continuing operations (88)                 (3)                    (76)                 (7)
    Modified funds from operations 31,840 $      25,816 $       51,090 $      44,886 $
Weighted average number of shares of common stock 324,197       317,959        323,424       317,175
    outstanding (basic and diluted)
FFO per share (basic and diluted) 0.09 $           0.08 $           0.16 $           0.14 $
MFFO per share (basic and diluted) 0.10 $           0.08 $           0.16 $           0.14 $
Quarter Ended
June 30,
Six Months Ended
June 30,
(1) Includes amounts related to the properties that are classified as assets held for sale and for which the related results are classified as income (loss) from discontinued operations in the accompanying condensed consolidated statements of operations.
(2) This amount represents our share of the FFO or MFFO adjustments allowable under the NAREIT or IPA definitions, respectively, multiplied by the percentage of income or loss recognized under the HLBV method.
(3) In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By adding back acquisition fees and expense relating to business combinations, management believes MFFO provides useful supplemental information of its operating performance and will also allow comparability between real estate entities regardless of their level of acquisition activities. Acquisition fees and expenses include payments to our advisor or third parties. Acquisition fees and expenses relating to business combinations under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of properties are generated to cover the purchase price of the property.
(4) Under GAAP, rental receipts are allocated to periods using various methodologies. This may result in income recognition that is significantly different than underlying contract terms. By adjusting for these items (to reflect such payments from a GAAP accrual basis to a cash basis of disclosing the rent and lease payments), MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments, providing insight on the contractual cash flows of such lease terms and debt investments, and aligns results with management’s analysis of operating performance.
(5) (Gain) loss from early extinguishment of debt includes swap breakage fees, write-off of unamortized loan costs and reclassification of loss on termination of cash flow hedges from other comprehensive income (loss) into interest expense.
(6) In June 2014, we recorded a loan loss provision on one of our mortgages and other notes receivable as a result of uncertainty related to the collectability of the note receivable.

Reconciliation of Adjusted EBITDA to Net
Income (Loss)

Source: CNL Lifestyle Properties, Inc. June 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles.
Past performance is not indicative of future returns.
2014 2013 2014 2013
Net loss (8,505) $    (55,205) $  (28,858) $  (78,504) $
(Income) loss from discontinued operations (7,936)       (1,486)       (6,328)       155
Interest and other income (89)             (71)             (91)             (397)
Interest expense and loan cost amortization 19,707      16,397      38,767      32,661
Equity in (earnings) loss of unconsolidated entities
(1)
526            (6,159)       (3,773)       (5,036)
Depreciation and amortization 31,098      28,837      63,032      57,595
Impairment provision -                  42,451      -                  42,451
Loss from extinguishment of debt 196            -                  196            -
Loan loss provision 2,520         -                  2,520         -
Recovery on lease terminations (741)          -                  (741)          -
Straight-line adjustments for leases and notes receivables
(2)
(2,737)       (1,092)       (6,164)       (1,578)
Cash distributions from unconsolidated entities
(1)
3,455         8,787         6,575         20,113
Adjusted EBITDA 37,494 $   32,459 $   65,135 $   67,460 $
Quarter Ended
June 30,
Six Months Ended
June 30,
(1) Investments in our unconsolidated joint ventures are accounted for under the HLBV method of accounting. Under this method, we recognize income or loss based on the change in liquidating proceeds we would receive from a hypothetical liquidation of our investments based on depreciated book value. We adjust EBITDA for equity in earnings (loss) of our unconsolidated entities because we believe this is not reflective of the joint ventures’ operating performance or cash flows available for distributions to us. We believe cash distributions from our unconsolidated entities, exclusive of any financing transactions, are reflective of their operating performance and its impact to us and have been added back to adjusted EBITDA above.
(2) We believe that adjusting for straight-line adjustments for leased properties and mortgages and other notes receivable is appropriate because they are non-cash adjustments and reflect the actual cash receipts received by us from our tenants and borrowers.